Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact:

Jeffrey W. Farrar

Executive Vice President and CFO

(540) 829-1603

farrarj@vfgi.net

VIRGINIA FINANCIAL GROUP, INC. ANNOUNCES 13% GROWTH IN THIRD QUARTER EARNINGS

Culpeper, VA - Virginia Financial Group, Inc. (NASDAQ: VFGI) today reported third quarter 2004 earnings of $4.0 million or $.55 per share, an increase of 13.0% compared to earnings of $3.5 million or $.49 per share for the quarter ended September 30, 2003. Diluted earnings per share for the quarter increased 12.2% compared to third quarter 2003 results.

Earnings for the first nine months of 2004 amounted to $11.1 million or $1.55 per diluted share compared to earnings of $10.4 million or $1.45 per diluted share. This earnings growth represents a 6.9% increase in net income and diluted earnings per share.

VFG’S earnings for the third quarter produced an annualized return on average assets of 1.11% and an annualized return on average equity of 12.99%, compared to prior year ratios of 1.20% and 12.09%, respectively. Earnings for the nine month period yielded an annualized return on average assets of 1.05% and an annualized return on average shareholders’ equity of 12.24%, compared with prior year ratios of 1.22% and 11.97%, respectively.

Analysis of Financial Performance

Revenues for the third quarter of 2004 were $16.8 million, an increase of $1.9 million or 12.4% over $14.9 million in 2003. The largest component, net interest income, amounted to $13.2 million for the third quarter, up $2.4 million or 22.2% compared with $10.8 million for the same quarter in 2003. Growth in average earning assets and an improving net interest margin were primarily contributors to this growth. For the nine months ended September 30, 2004, net interest income was $38.2 million, an increase of $6.7 million or 21.4% from $31.5 million for the same period in 2003. The net interest margin for the third quarter of 2004 was 4.14%, compared to 4.12% for the same quarter in 2003, and 4.05% for the second quarter of 2004. The net interest margin for the nine month period ended September 30, 2004 was 4.10%, compared to 4.21% for the same period in 2003.

Total noninterest income was $3.6 million for the third quarter of 2004, a decrease of 12.8% compared to $4.2 million for the same period in 2003. Excluding securities gains of $365 thousand in 2003, the decrease in 2004 as compared to 2003 amounted to $169 thousand or 4.4%. VFG continued to see a decrease in mortgage refinance activity, with total mortgage revenue decreasing $754 thousand or 41.5% to $534 thousand for the third quarter of 2004. VFG’s mortgage operation originations for the quarter constituted 66.3% purchase loan activity. Fees from retail banking operations amounted to $2.0 million for the third quarter of 2004, an increase of $556 thousand or 38.2%. Fees from trust and investment services for the third quarter of 2004 amounted to $845 thousand, an increase of $69 thousand or 8.9% compared to the same quarter in 2003.

Noninterest expense for the third quarter of 2004 amounted to $10.4 million, an increase of $526 thousand or 5.3% for the same quarter in 2003. Excluding nonrecurring expenses in 2003 of $340 thousand associated with integration of the First Virginia branches, noninterest expenses increased $866 thousand or 9.1%. Components of this increase are higher operating costs associated with the loan production office in Lynchburg, amortization of intangibles, tele-communication costs and professional fees. These expenses were offset somewhat by decreases in costs associated with mortgage related commissions, medical benefits, and other incentive related accruals. VFG’s efficiency ratio was 60.25% for the third quarter of 2004, compared to 63.22% for the same quarter in 2003.

VFG’s loan portfolio increased $161.2 million or 18.5% to $1.034 billion at September 30, 2004, compared to the same date in 2003. For the third quarter of 2004, VFG’s loan portfolio grew $38.3 million or 3.8%, funded by deposit growth of $31.8 million representing growth of 2.6%. For the nine months ended September 30, 2004, loan growth amounted to $110.4 million or 12.0%. The growth in loans for the quarter was fairly distributed between our Culpeper, Fredericksburg, Charlottesville and Lynchburg lending units. VFG anticipates some slowing in its loan growth during the fourth quarter based on current pipeline levels. VFG ended the quarter with assets of $1.440 billion, compared to $1.383 billion at the same date last year, representing growth of $57 million or 4.1%

VFG’s ratio of non-performing assets as a percentage of total assets amounted to .28% at the end of the third quarter of 2004, compared to .55% for the same quarter in 2003. VFG’s ratio of non-performing assets to loans and other real estate owned amounted to .39% at the end of the quarter, compared to .88% for the same quarter in 2003. Net charge-offs as a percentage of average loans receivable amounted to .01% for the quarter, compared to less than .01% for the same quarter in 2003. At September 30, 2004, the allowance for loan losses as a percentage of non-performing assets was 279.4%, while the allowance as a percentage of total loans amounted to 1.09%.

VFG is the holding company for Planters Bank & Trust Company of Virginia – in Staunton; Second Bank & Trust – in Culpeper; Virginia Heartland Bank – in Fredericksburg and Virginia Commonwealth Trust Company – in Culpeper. The Company is a traditional community banking provider, offering a full range of business and consumer banking services including trust and asset management service via its trust company affiliate. The organization maintains a network of thirty-seven branches serving Central and Southwest Virginia. It also maintains five trust and investment service offices in its markets, and loan production offices located in Charlottesville and Lynchburg.

This press release contains forward-looking statements as defined by federal securities laws. These statements may address certain results that are expected or anticipated to occur or otherwise state the company’s predictions for the future. These particular forward-looking statements and all other statements that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially. Such factors include but are not limited to: general economic conditions, changes in the lending environment, significant fluctuations in interest rates that could reduce net interest margin; difficulties in executing integration plans: reduction of fee income from existing products due to market conditions; and the amount of growth in the company’s general and administrative expenses. Consequently, these cautionary statements qualify all forward-looking statements made herein. Please refer to VFG’s filings with the Securities and Exchange Commission for additional information, which may be accessed at www.vfgi.net.

QUARTERLY PERFORMANCE SUMMARY

Virginia Financial Group, Inc. (NASDAQ: VFGI)

(Dollars in thousands, except per share data)

	For the Three Months Ended		Percent Increase (Decrease)
	9/30/2004	9/30/2003
INCOME STATEMENT
Interest income - taxable equivalent	$18,372	$15,912	15.46%
Interest expense	4,775	4,622	3.31%
Net interest income - taxable equivalent	13,597	11,290	20.43%
Less: taxable equivalent adjustment	436	523	-16.63%
Net interest income	13,161	10,767	22.23%
Provision for loan and lease losses	636	323	96.90%
Net interest income after provision for loan and lease losses	12,525	10,444	19.93%
Noninterest income	3,642	4,176	-12.79%
Noninterest expense	10,433	9,907	5.31%
Provision for income taxes	1,743	1,181	47.59%
Net income	$3,991	$3,532	13.00%

PER SHARE DATA
Basic earnings	$0.56	$0.49	14.29%
Diluted earnings	$0.55	$0.49	12.24%

Shares outstanding	7,160,417	7,149,926

Weighted average shares -
Basic	7,160,417	7,149,926
Diluted	7,204,399	7,185,547

Shares repurchased	—	—
Average price of shares repurchased	$—	$—

Dividends paid on common shares	$0.20	$0.19

PERFORMANCE RATIOS
Return on average assets	1.11%	1.20%	-7.50%
Return on average equity	12.99%	12.09%	7.44%
Return on average realized equity (A)	13.12%	12.70%	3.31%
Net yield on earning assets (taxable equivalent)	4.14%	4.12%	0.49%
Efficiency (taxable equivalent) (B)	60.25%	63.22%	-4.70%

ASSET QUALITY
Allowance for loan losses
Beginning of period	$10,799	$9,344
Provision for loan losses	636	322
Charge offs	(184)	(88)
Recoveries	49	80
End of period	$11,300	$9,658

NOTES: Applicable ratios are annualized

(A)	Excludes the effect on average stockholders’ equity of unrealized gains (losses) that result from changes in market values of securities and other comprehensive pension expense.
(B)	Excludes foreclosed property expense for all periods.

QUARTERLY PERFORMANCE SUMMARY

Virginia Financial Group, Inc. (NASDAQ: VFGI)

(Dollars in thousands, except per share data)

	For the Nine Months Ended		Percent Increase (Decrease)
	9/30/2004	9/30//03
INCOME STATEMENT
Interest income - taxable equivalent	$53,917	$47,562	13.36%
Interest expense	14,356	14,377	-0.15%
Net interest income - taxable equivalent	39,561	33,185	19.21%
Less: taxable equivalent adjustment	1,346	1,698	-20.73%
Net interest income	38,215	31,487	21.37%
Provision for loan and lease losses	1,953	968	101.76%
Net interest income after provision for loan and lease losses	36,262	30,519	18.82%
Noninterest income	11,048	11,705	-5.61%
Noninterest expense	31,503	28,252	11.51%
Provision for income taxes	4,676	3,557	31.46%
Net income	$11,131	$10,415	6.87%

PER SHARE DATA
Basic earnings	$1.56	$1.46	6.85%
Diluted earnings	$1.55	$1.45	6.90%

Shares outstanding	7,160,417	7,149,926

Weighted average shares -
Basic	7,157,833	7,157,482
Diluted	7,201,815	7,192,409

Shares repurchased	—	28,507
Average price of shares repurchased	$—	$28.68

Dividends paid on common shares	$0.58	$0.56

PERFORMANCE RATIOS
Return on average assets	1.05%	1.22%	-13.93%
Return on average equity	12.24%	11.97%	2.26%
Return on average realized equity (A)	12.55%	12.62%	-0.55%
Net yield on earning assets (taxable equivalent)	4.10%	4.21%	-2.61%
Efficiency (taxable equivalent) (B)	62.13%	62.75%	-0.99%

ASSET QUALITY
Allowance for loan losses
Beginning of period	$9,743	$9,180
Provision for loan losses	1,953	968
Charge offs	(538)	(679)
Recoveries	142	189
End of period	$11,300	$9,658

Non-performing assets:
Non-accrual loans	$2,116	$1,824
Loans 90+ days past due and still accruing	1	11
Other real estate owned	5	1,233
Troubled debt restructurings	1,937	4,572
Total non-performing assets	$4,059	$7,640

NOTES: Applicable ratios are annualized

(A)	Excludes the effect on average stockholders’ equity of unrealized gains (losses) that result from changes in market values of securities and other comprehensive pension expense.
(B)	Excludes foreclosed property expense for all periods.

QUARTERLY PERFORMANCE SUMMARY

Virginia Financial Group, Inc. (NASDAQ: VFGI)

(Dollars in thousands, except per share data)

	For the Nine Months Ended		Percent Increase (Decrease)
	9/30/2004	9/30/2003
SELECTED BALANCE SHEET DATA
End of period balances

Securities available for sale	$292,096	$379,847	-23.10%
Securities held to maturity	5,846	6,335	-7.72%

Total securities	297,942	386,182	-22.85%

Real estate - construction	106,356	75,099	41.62%
Real estate - 1-4 family residential	316,425	314,507	0.61%
Real estate - commercial and multifamily	479,760	347,190	38.18%
Commercial, financial and agricultural	82,307	75,119	9.57%
Consumer loans	45,587	56,657	-19.54%
All other loans	3,073	3,733	-17.68%
Total loans	1,033,508	872,305	18.48%

Allowance for loan losses	(11,300)	(9,658)	17.00%

Other earning assets	3,527	9,191	-61.63%

Total earning assets	1,334,977	1,267,678	5.31%

Total assets	1,439,756	1,382,540	4.14%

Non-interest bearing deposits	220,355	223,721	-1.50%
Money market & interest checking	389,970	354,345	10.05%
Savings	141,508	137,536	2.89%
CD’s and other time deposits	498,888	491,741	1.45%
Total deposits	1,250,721	1,207,343	3.59%

Short-term borrowed funds	20,400	34,698	-41.21%
Trust preferred capital notes	20,000	—	100.00%
Federal Home Loan Bank advances	14,080	9,160	53.71%

Total interest-bearing liabilities	1,084,846	1,027,480	5.58%

Total stockholders’ equity	$125,679	$117,738	6.74%

Average balances

Total assets	$1,411,928	$1,141,813	23.66%

Total stockholders’ equity	$121,472	$116,384	4.37%

	For the Three Months Ended		Percent Increase (Decrease)
	9/30/2004	9/30/2003
Average Balances
Total assets	$1,425,340	$1,181,658	20.62%
Total stockholders’ equity	$122,230	$117,236	4.26%

QUARTERLY PERFORMANCE SUMMARY

Virginia Financial Group, Inc. (NASDAQ: VFGI)

(Dollars in thousands)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2004	9/30/2003	9/30/2004	9/30/2003
Interest Income
Interest and fees on loans	$14,969	$12,167	$43,263	$36,381
Interest on deposits in other banks	1	29	3	31
Interest on investment securities:
Taxable	92	109	279	337
Interest and dividends on securities available for sale:
Taxable	2,023	2,066	6,580	5,956
Nontaxable	696	897	2,158	2,731
Dividends	132	96	256	259
Interest income on federal funds sold	23	25	32	169
Total Interest Income	17,936	15,389	52,571	45,864

Interest Expense
Interest on deposits	4,322	4,396	13,093	13,681
Interest on trust preferred	220	—	442	—
Interest on Federal Home Loan Bank advances	181	163	519	533
Interest on federal funds repurchased and securities sold under agreements to repurchase	47	62	161	159
Interest on other short-term borrowings	5	1	141	4
Total Interest Expense	4,775	4,622	14,356	14,377

Net Interest Income	13,161	10,767	38,215	31,487
Provision for loan losses	636	323	1,953	968
Net Interest Income after Provision for Loan Losses	12,525	10,444	36,262	30,519

Other Income
Retail banking fees	2,011	1,455	5,610	4,143
Fees from fiduciary activities	676	673	2,136	2,162
Brokerage services	169	103	514	451
Other operating income	252	272	773	884
Gains (losses) on securities available for sale	—	365	—	435
Gains (losses) on other real estate owned	—	20	—	20
Gains (losses) on sale of fixed assets	—	—	—	—
Fees on mortgage loans sold	534	1,288	2,015	3,610
Total Other Income	3,642	4,176	11,048	11,705

Other Expense
Compensation and employee benefits	5,793	5,690	17,601	16,274
Net occupancy expense	697	561	2,073	1,679
Supplies and equipment	1,085	893	3,224	2,840
Amortization-intangible assets	173	39	520	118
Computer services	350	270	1,091	902
Professional fees	162	219	653	575
Other operating expenses	2,173	2,235	6,341	5,864
Total Other Expense	10,433	9,907	31,503	28,252

Income Before Income Tax Expense	5,734	4,713	15,807	13,972
Income tax expense	1,743	1,181	4,676	3,557
Net Income	$3,991	$3,532	$11,131	$10,415

VIRGINIA FINANCIAL GROUP INC.

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES

THREE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

	Three months Ending SEPTEMBER 30, 2004				Three months Ending SEPTEMBER 30, 2003
Dollars in thousands	Average Balance	Interest Inc/Exp	Average Rates		Average Balance	Interest Inc/Exp	Average Rates
Assets

Loans receivable, net	$1,009,098,814	$15,027,427	5.92%		$755,222,127	$12,233,073	6.43%
Investment securities
Taxable	226,490,641	2,249,404	3.95%		239,450,228	2,273,723	3.80%
Tax exempt	65,267,961	1,071,656	6.53%		77,260,040	1,354,470	7.01%

Total Investments	291,758,602	3,321,060	4.53%		316,710,268	3,628,193	4.58%

FHLB int bearing	323,067	1,289	1.59%		313,263	25,768	32.63%
Federal funds sold	5,962,083	22,108	1.48%		16,946,229	51,037	1.19%

	298,043,752	3,344,457	4.46%		333,969,760	3,704,998	4.44%

Total Earning Assets	1,307,142,566	18,371,884	5.59%	Tax Eql.	1,089,191,887	15,938,071	5.82%	Tax Eql.

Non-Earning Assets	118,197,929				92,465,731

Total Assets	1,425,340,495				1,181,657,618

Liabilities and Stockholders’ Equity
Time and savings deposits
Interest-bearing transaction accounts	$196,014,562	$184,026	0.37%		$134,876,643	$216,835	0.64%
Money market deposit accounts	181,754,438	413,743	0.91%		163,709,661	421,622	1.02%
Passbook savings accounts	144,072,154	233,693	0.65%		114,981,891	235,237	0.81%
Certificates of deposit >$100k	122,270,427	1,020,227	3.32%		93,176,952	880,914	3.75%
Certificates of deposit <$100k	369,100,912	2,469,840	2.66%		315,843,023	2,641,615	3.32%

Total Time and Savings Deposits	1,013,212,493	4,321,529	1.70%		822,588,170	4,396,223	2.12%

Federal funds purchased	21,754,651	46,208	0.85%		40,377,100	88,252	0.87%
Trust Preferred Securities	19,999,999	220,609	4.39%		—	—
Other short term borrowings	1,293,478	5,132	1.58%		403,325	1,485	1.46%
Federal Home Loan Bank advances	13,504,525	181,461	5.35%		9,177,826	162,608	7.03%

	56,552,653	453,410	3.19%		49,958,251	252,345	2.00%

Total Interest - Bearing Liabilities	1,069,765,146	4,774,939	1.78%		872,546,421	4,648,568	2.11%

Non-Interest - Bearing Liabilities	233,345,465				191,875,534

Total Stockholders’ Equity	122,229,884				117,235,663

Total Liabilities and Stockholders’ Equity	1,425,340,495				1,181,657,618

Net interest income (tax equivalent)		$13,596,945				$11,289,503

Average interest rate spread			3.82%				3.70%
Interest expense as percentage of average earning assets			1.45%				1.69%
Net interest margin			4.14%				4.12%

VIRGINIA FINANCIAL GROUP INC.

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES

NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

	Nine months Ending SEPTEMBER 30, 2004				Nine months Ending SEPTEMBER 30, 2003
Dollars in thousands	Average Balance	Interest Inc/Exp	Average Rates		Average Balance	Interest Inc/Exp	Average Rates
Assets

Loans receivable, net	$976,363,428	$43,438,782	5.94%		$732,297,011	$36,621,327	6.69%
Investment securities
Taxable	242,745,631	7,123,168	3.92%		222,299,115	6,555,320	3.93%
Tax exempt	67,586,427	3,320,086	6.56%		78,492,230	4,188,248	7.11%

Total Investments	310,332,058	10,443,254	4.50%		300,791,345	10,743,568	4.76%

FHLB int bearing	458,136	3,334	0.97%		436,258	28,032	8.59%
Federal funds sold	3,356,694	31,571	1.26%		18,407,982	168,928	1.23%

	314,146,888	10,478,159	4.46%		319,635,585	10,940,528	4.56%

Total Earning Assets	1,290,510,316	53,916,941	5.58%	Tax Eql.	1,051,932,596	47,561,855	6.04%	Tax Eql.

Non-Earning Assets	121,417,205				89,880,649

Total Assets	1,411,927,521				1,141,813,245

Liabilities and Stockholders’ Equity
Time and savings deposits
Interest-bearing transaction accounts	$193,990,441	$753,997	0.52%		$128,686,454	$689,997	0.72%
Money market deposit accounts	173,922,313	1,194,696	0.92%		160,028,427	1,422,557	1.19%
Passbook savings accounts	140,716,072	717,736	0.68%		111,117,410	820,018	0.99%
Certificates of deposit >$100k	119,364,249	3,000,241	3.36%		91,454,193	2,640,905	3.86%
Certificates of deposit <$100k	370,699,992	7,426,262	2.68%		313,436,061	8,107,623	3.46%

Total Time and Savings Deposits	998,693,067	13,092,932	1.75%		804,722,545	13,681,100	2.27%

Federal funds purchased	25,919,258	154,826	0.80%		22,206,170	159,193	0.96%
Trust Preferred Securities	14,379,562	442,475	4.11%		—	—
Other short term borrowings	12,798,175	146,896	1.53%		485,475	4,251	1.17%
Federal Home Loan Bank advances	12,584,818	519,013	5.51%		10,758,022	532,950	6.62%

	65,681,813	1,263,210	2.57%		33,449,667	696,394	2.78%

Total Interest - Bearing Liabilities	1,064,374,880	14,356,142	1.80%		838,172,212	14,377,494	2.29%

Non-Interest - Bearing Liabilities	226,080,678				187,256,629

Total Stockholders’ Equity	121,471,963				116,384,404

Total Liabilities and Stockholders’ Equity	1,411,927,521				1,141,813,245

Net interest income (tax equivalent)		$39,560,799				$33,184,361

Average interest rate spread			3.78%				3.75%
Interest expense as percentage of average earning assets			1.49%				1.83%
Net interest margin			4.10%				4.21%